Investor Presentation October 2025 Exhibit 99.2

Legal Disclaimers Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, are forward-looking statements, including but not limited to statements regarding: our expectations regarding our clinical development and regulatory plans; our belief that DURAVYU™ is on track to be the first-to-market of the current investigational sustained release treatments for wet AMD; our belief that DURAVYU has two potential blockbuster indications; our belief that DURAVYU’s potential real-world application in multiple retinal disease indications and de-risked trial designs position DURAVYU for clinical and commercial success; our expected timing for the availability and release of clinical data; our expected cash runway; our belief that DURAVYU has the potential to maintain a majority of patients with active disease with no supplemental anti-VEGF therapy for six months or longer; our expectations regarding our manufacturing capabilities; and our expectations regarding the timing and clinical development of our other product candidates, including EYP-2301. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, these risks and uncertainties include the timing, progress and results of the company’s clinical development activities, including DURAVYU; uncertainties and delays relating to communications with the U.S. Food and Drug Administration and the ability to obtain regulatory approval from FDA for the commercialization of DURAVYU; unanticipated costs and expenses; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the risk that results of clinical trials may not be predictive of future results, and interim and preliminary data are subject to further analysis and may change as more data becomes available; unexpected safety or efficacy data observed during clinical trials; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for approval of the Company’s product candidates; changes in the regulatory environment; disruptions at the FDA, including due to a reduction in the FDA’s workforce and/or inadequate funding for the FDA; the impact of the government shutdown on our business operations; changes in U.S. and international trade policies; changes in expected or existing competition; the success of current and future license agreements; our dependence on contract research organizations, and other outside vendors and service providers; product liability; the impact of general business and economic conditions; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; delays, interruptions or failures in the manufacture and supply of our product candidates; the availability of and the need for additional financing; our ability to obtain additional funding to support our clinical development programs; uncertainties regarding the timing and results of the August 2022 subpoena from the U.S. Attorney’s Office for the District of Massachusetts; uncertainties regarding the FDA warning letter pertaining to our Watertown, MA manufacturing facility; and other factors described in our filings with the Securities and Exchange Commission (SEC). More detailed information on these and additional factors that could affect our actual results are described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as revised or supplemented by our Quarterly Reports on Form 10-Q and other documents filed with the SEC. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

A Leader in Sustained Release Drug Delivery for Retinal Disease 1. Unaudited estimate for September 30, 2025. Our actual results as of September 30, 2025, may differ from the preliminary financial data due to the completion of our closing procedures with respect to the fiscal quarter ended September 30, 2025, final adjustments and other developments that may arise between now and the time the financial results for the fiscal quarter are finalized. wet AMD, wet age-related macular degeneration; DME, diabetic macular edema Veteran leadership team with 3+ decades of clinical drug development, commercial, manufacturing and ophthalmology experience Durasert® delivery technology with strong safety profile across multiple FDA approved products and indications Commercial scale-up underway in state-of-art integrated US manufacturing facility $200M+1 at 9/30/25 - runway into 2027 beyond Phase 3 wet AMD data DURAVYU™ Phase 3 DME program underway supported by new data demonstrating dual inhibition of both VEGF and IL-6 Two Phase 3 trials fully enrolled for DURAVYU™ in wet AMD with data anticipated in mid-2026 DURAVYUTM has been conditionally accepted by the FDA as the proprietary name for DURAVYU. DURAVYU is an investigational product; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain. These data are preliminary. Conclusive evidence of efficacy and safety of DURAVYU will require further investigation in well-controlled Phase 3 clinical trials.

Pipeline Pursuing Large Market Opportunities wet AMD, wet age-related macular degeneration; DME, diabetic macular edema; FPI, first patient in; PK, pharmacokinetics Durasert E™ Programs Indication Discovery Pre-Clin Phase 1 Phase 2 Phase 3 Anticipated Milestone DURAVYU™ (vorolanib intravitreal insert f/k/a EYP-1901) Wet AMD DME EYP-2301 (razuprotafib intravitreal insert) (TIE-2 agonist) Retinal diseases LUGANO topline data in mid-2026; LUCIA to follow Phase 3 FPI in Q1 2026 Tox and PK data LUGANO and LUCIA fully enrolled Phase 3 planning underway Current cash runway into 2027 beyond significant milestones for DURAVYU in wet AMD

Source: Internal estimates based on publicly reported actual and estimated sales data. wet AMD, wet age-related macular degeneration; DME, diabetic macular edema; NPDR, non-proliferative diabetic retinopathy, RVO, retinal vein occlusion Wet AMD And DME Represent >80% of the Total Branded Market DURAVYU™ is being evaluated in Wet AMD and DME The two largest retinal disease markets

Durasert E™: The Next Generation in Sustained-Release Intravitreal Drug Delivery

Over 3 decades of innovation in sustained-release drug delivery

Technology with proven safety in thousands of eyes across 4 FDA-approved products



DURAVYU™
(vorolanib IVT insert; f/k/a EYP-1901)

94% drug
1/5000th of vitreous volume
No PEG or PLGA

Phase 2 VERONA and Phase 3 LUGANO/LUCIA trials

Higher payload
(1343 µg/insert)

DURAVYU
(vorolanib IVT insert)

Phase 1 DAVIO[5]
Phase 2 DAVIO 2 and PAVIA trials

Low payload
(up to 1030 µg/insert)

ILUVIEN®
(fluocinolone acetonide)[3]

YUTIQ®
(fluocinolone acetonide)[4]

Vitrasert®
(ganciclovir IVT)[1,a]

Retisert®
(fluocinolone acetonide)[2]

NONERODIBLE | Durasert® — **BIOERODIBLE | Durasert E**

DURAVYU
Vorolanib in bioerodible Durasert E

- **Novel MoA**
  Inhibits signaling from all VEGF isoforms at the receptor level
- **Immediate**
  Therapeutic levels of vorolanib reached within hours[1,b]
- **Sustained**
  Consistent daily dosing with receptor inhibition for ≥6 months
- **Controlled**
  No free-floating drug particles
- **Physician Convenience**
  No cold storage required;
  pre-loaded sterile IVT syringe injector

Insert not drawn to scale, for illustrative purposes only. a Vitrasert now discontinued. b Data from preclinical studies. Following a single DURAVYU 900 µg dose in Dutch-Belted rabbits, vorolanib reached concentrations exceeding IC50 in the choroid and retina within hours of administration. 1. Wykoff CC, et al. J Vitreoretin Dis. 2024;8(5):577–86. 2. Bausch and Lomb (2025). RETISERT (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information - RETISERT]. 3. Alimera Sciences (2016). ILUVIEN® (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information – ILUVIEN]. 4. Alimera Sciences (2023). YUTIQ® (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information - YUTIQ]. 5. Patel S, et al. Ophthalmol Sci. 2024;4(5):100527. IVT, intravitreal; MoA, mechanism of action; VEGF, vascular endothelial growth factor. ClinicalTrials.gov identifiers: DAVIO NCT04747197; DAVIO 2 NCT05381948; PAVIA NCT05383209; VERONA NCT06099184; LUGANO NCT06668064; LUCIA NCT06683742.

© 2025 EyePoint. All Rights Reserved.

EYEPOINT

6

DURAVYU Data Suggests Robust Efficacy Outcomes and a Strong Safety Profile Across Multiple Indications

DURAVYU successfully evaluated in >190 patients to date across four clinical trials

17 patients received DURAVYU	**DAVIO** Phase 1 Wet AMD	• Stable vision and OCT with 74% reduction in treatment burden
102 patients received DURAVYU	**DAVIO 2** Phase 2 Wet AMD	• Stable vision & strong anatomical control with >80% reduction in treatment burden
51 patients received DURAVYU	**PAVIA** Phase 2 NPDR	• Prevented worsening of disease severity
21 patients received DURAVYU	**VERONA** Phase 2 DME	• Rapid & sustained improvements in vision and anatomical control with fewer injections

Primary endpoints met in wet AMD & DME

Disease control with fewer injections

Favorable safety and tolerability profile

No safety signals

AMD, age-related macular degeneration; DME, diabetic macular edema; NPDR, non-proliferative diabetic retinopathy; OCT, optical coherence tomography.
ClinicalTrials.gov identifiers: DAVIO NCT04747197; DAVIO 2 NCT05381948; PAVIA NCT05383209; VERONA NCT06099184. Data on file.

EYEPOINT

© 2025 EyePoint. All Rights Reserved.

7

DURAVYU for Wet AMD Fully enrolled Phase 3 pivotal program on track to be first sustained-release TKI to market

DURAVYU in Wet AMD:

LUGANO and LUCIA: Identical Phase 3 Pivotal Trials Evaluating Non-inferiority vs On-label Aflibercept

Key Elements of Phase 3 Trial Design:

- Informed by the **Phase 1 'DAVIO'** and **large Phase 2 'DAVIO 2'** trials
- Written alignment with the FDA; established regulatory path
- **Rapid enrollment:**
  - **Patient-centric design** vs on-label SoC
  - **No safety signals** in 190+ patients treated with DURAVYU to date
  - **All patients receive active treatment**, with supplemental treatment per criteria, to ensure disease control

LUGANO & LUCIA

Both trials fully enrolled

Topline 56-week data expected for LUGANO mid-2026; LUCIA anticipated shortly after

Based on interim masked safety data, the observed **safety profile is consistent** with previous DURAVYU clinical trials[1]

1. EyePoint. Press release July 29, 2025: EyePoint Completes Enrollment of Pivotal Phase 3 Trials for DURAVYU™ in Wet Age-Related Macular Degeneration [Available online]. SoC, standard-of-care. Clinical trial identifiers: LUGANO NCT06668064; LUCIA NCT06683742. Data on file.

© 2025 EyePoint. All Rights Reserved.

EYEPOINT

9

DURAVYU in Wet AMD:
Phase 3 Pivotal Trial Design Following an Established Non-Inferiority Regulatory Pathway



LUGANO & LUCIA
Primary endpoint
Blend W52 & W56
R1:1
~400 patients per trial
DURAVYU dosing
DURAVYU dosing
DURAVYU dosing
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60 to W76
W80
W84 to W92
W96 EOS
DURAVYU 2.7 mg q6M
Aflibercept 2 mg q8W
Supplemental anti-VEGF based on strict prespecified criteria (all arms)
DURAVYU dosing + aflibercept
DURAVYU dosing
Sham injection for masking
Aflibercept + sham injection for masking
Scheduled aflibercept
Scheduled visit
Continued sham or aflibercept q8W

DURAVYU dosing consists of 2 inserts delivered in a single injection. AMD, age-related macular degeneration; BCVA, best-corrected visual acuity; CST, central subfield thickness; D, day; EOS, end-of-study; q6M, every 6 months; q8W, every 8 weeks; R, randomization; SD-OCT, spectral domain optical coherence tomography; W, week.

© 2025 EyePoint. All Rights Reserved.

EYEPOINT 10

Commercial Manufacturing Facility to Support DURAVYU through Potential NDA Approval and Commercial Launch cGMP, current good manufacturing practices; FDA, Federal Drug Administration; EMA, European Medicines Agency; cGMP, current good manufacturing practice USA based in Northbridge, MA Built to US FDA and EU EMA standards DURAVYU registration batches underway to support future NDA filing Built to EYPT specifications by landlord preserving upfront cash investment 41,000sf commercial facility

DURAVYU for DME Phase 3 DME program plan underway Supported by Multi-MOA inhibition of both VEGF and IL-6

Diabetic Macular Edema: Large Market Opportunity with Significant Unmet Need for More Durable Treatments

DESPITE CURRENT THERAPIES, THERE IS AN UNMET NEED FOR EFFECTIVE, DURABLE DISEASE CONTROL IN DME PATIENTS

54.9M
Patients in the US with diabetes by 2030[1]

25%
Develop DME within 10 years of first diagnosis[2]

$3.0B
Global branded market by 2030[3]

up to 51%
Delayed/missed treatment visits[4]

5-6 letters
Vision loss from missed injection[5]

1. William R. Rowley, Clement Bezold, Yasemin Arikan, et al. Diabetes 2030: Insights from Yesterday, Today and Future Trends. PubMed Central. 2017 PMCID: PMC5278808 PMID: 27124621 . 2. Russel Lazarus. Optometrists Network. Guide to Eye Conditions; Diabetic Macular Edema. 3. DelveInsights DME Market Report -2030. 4. Monique A. Rose, Meri Vukicevic, Konstandina Koklanis. Adherence of patients with diabetic macular oedema to intravitreal injections: A systematic review. PubMed 2020 PMID: 32829485 DOI: 10.1111/ceo.13845. 5. Lee, R., Wong, T.Y. & Sabanayagam, C. Epidemiology of diabetic retinopathy, diabetic macular edema and related vision loss. Eye and Vis 2, 17 (2015). https://doi.org/10.1186/s40662-015-0026-2.

© 2025 EyePoint. All Rights Reserved.

EYEPOINT

13

DME is the Second-Largest Retinal Disease Market

Unmet Needs: Longer-Duration Therapies AND Inflammation Control

DESPITE CURRENT THERAPIES, THERE ARE TWO UNMET NEEDS IN DME THERAPY:

Effective, durable disease control via sustained release

Many patients still lose vision despite available therapies[1,2]

AND

The need to treat inflammation

VEGF suppression is not the entire story[3,4]

THE SOLUTION

DURAVYU

provides sustained drug release for ≥6 months



with Vorolanib, a multi-target TKI

Insert not drawn to scale, for illustrative purposes only. 1. Kuo BL et al. Ophthalmol Retina. 2024;8:1074–1082. 2. Rose MA et al. Clin Exp Ophthalmol. 2020;48(9):1286–1298. 3. Bressler NM, et al. JAMA Ophthalmol. 2018;136(3):257–69. 4. Maturi RK, et al. JAMA Ophthalmol. 2017;136(1):29–38. DME, diabetic macular edema; VEGF, vascular endothelial growth factor.

© 2025 EyePoint. All Rights Reserved.

EYEPOINT

14

DME is a Multifactorial Disease Driven by VEGF and Inflammation

Recent data indicates that IL-6 plays a prominent role in DME pathogenesis

VEGF suppression is not the entire story in DME

- Up to 2/3 of patients **still have active DME** after anti-VEGF loading[1]
- Combination of **anti-inflammatory** (dexamethasone) **and anti-VEGF** leads to **better disease control** vs anti-VEGF alone[2]

Inflammation plays a key role in DME

- **DME** is associated with **increased levels of IL-6,** an inflammatory cytokine[3,4]

Targeting both VEGF and IL-6 appears superior to VEGF blockage alone

- **Anti-VEGF/IL-6 bispecific biologics** are currently in development for wet AMD and DME

Vitreous levels of IL-6 are increased in DME[4]



IL-6, pg/mL
250
200
150
100
50
0
P<0.05
8.74
18.8
192.4
Non-diabetic (n=15)
Diabetic, no DR (n=8)
DME (n=53)

Dual inhibition of VEGF and IL-6 is critical for alleviating vascular leakage and inflammation in retinal vascular disease

1. Bressler NM, et al. JAMA Ophthalmol. 2018;136(3):257–69. 2. Maturi RK, et al. JAMA Ophthalmol. 2017;136(1):29–38. 3. Manda AR, et al. Ophthalmol Retina. 2025;Jun 27:S2468-6530(25)00297-0. 4. Funatsu H, et al. Ophthalmology. 2009;116(1):73–9.

BCVA, best-corrected visual acuity; IL-6, interleukin 6; DME, diabetic macular edema; DR, diabetic retinopathy; JAK, janus kinase; Q4W, every 4 weeks; VEGF, vascular endothelial growth factor; W, week.

© 2025 EyePoint. All Rights Reserved.

15

IL-6 Signaling Occurs via Activation of the JAK Kinases - Especially JAK1

- **IL-6** is a **pro-inflammatory cytokine that sustains inflammation** and leads to increased VEGF production[1]
- IL-6 signaling occurs via **activation of the JAK kinases with JAK 1 playing a critical role**
- Research show the IL-6/JAK pathway plays a key role in retinal disease inflammation implicated in **DME and wet AMD**[1,2]
- IL-6/JAK signaling **promotes vascular leakage and neovascularization**, key biomarkers of vascular stability in DME[1]
- Patients receiving JAK inhibitors for autoimmune diseases show reduced incidence of AMD[3]

Together, IL-6 and VEGF compound damage to the blood-retinal barrier


IL-6
Pro-inflammatory cytokine
IL-6R
JAK1
JAK1
INFLAMMATION
VASCULAR LEAKAGE
NEOVASCULARIZATION

1. Yang JY et al. Int J Mol Sci. 2023;24(5):4676. 2. Tanaka T, et al. Cold Spring Harb Perspect Biol. 2014;6(10):a016295. 3. Hallak JA, et al. JAMA Ophthalmol. 2024;142(8):750-758. AMD, age-related macular degeneration; DME, diabetic macular edema; IL-6(R), interleukin-6 (receptor); AMD, age-related macular degeneration; DME, diabetic macular edema; JAK, janus kinase; VEGF, vascular endothelial growth factor.

© 2025 EyePoint. All Rights Reserved.

16

DURAVYU for DME:

Vorolanib provides multi-MOA functionality by inhibiting both VEGF and IL-6 activation of inflammation

Vorolanib targets multiple kinases of interest in retinal disease, including JAKs

Primary kinase screen;
human kinome mapped by family/similarity



CAMK
AGC
CMGC
CK1
STE
TK
TKL
Atypical
AssayQuant
JAK3
JAK2
JAK1
Tyk2
Ack
Tnk1
HER3
HER4
TIE1
EGFR
HER2
TIE2
RYK
PDGFRβ
PDGFRα
FLT3
Tyro/Sky
Kit
Fms/CSFR
VEGFR3
VEGFR2
Ret
VEGFR1
FGFR1
FGFR4
FGFR2
FGFR3
JAKs
PDGFR
VEGFRs
No inhibition
Inhibition

Vorolanib binds JAK1 inhibiting IL-6-mediated inflammation



JAK1
Vorolanib

In silico **modelling demonstrated stable interaction of vorolanib with JAK1 in the ATP binding region**

Vorolanib inhibits IL-6 activity *in vitro*
(luciferase assay)



Reporter activity, % (±SD)
120
100
80
60
40
20
0
Untreated
Vorolanib

Kinome tree created using AssayQuant Kinome Tree Mapping Application [online].
IL-6, interleukin 6; JAK, janus kinase; MoA, mechanism of action; PDGFR, platelet-derived growth factor receptor; VEGF(R), vascular endothelial growth factor (receptor). Data on file.

© 2025 EyePoint. All Rights Reserved.

EyePoint

17

DURAVYU in DME: Single DURAVYU 2.7mg Treatment Demonstrated Meaningful Vision and Anatomical Improvement as Early as Week 4 BCVA, best-corrected visual acuity; CST, central subfield thickness; ETDRS, Early Treatment Diabetic Retinopathy Study;. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file. Mean Change in BCVA vs Aflibercept +7.1 +7.3 −75.9 um −43.7 um Mean Change in CST vs Aflibercept DURAVYU 2.7mg -32.2 µm Single dose on Day 1 BCVA Change from Baseline CST Change from Baseline DURAVYU 2.7mg -0.2 letters +10.1* DURAVYU 2.7mg +2.8 letters* *Data excludes one outlier patient. Outlier patient was removed from analysis because the patient missed multiple visits including the Week 20 visit resulting in vision loss of >20 letters at the Week 24 visit.

DURAVYU in DME:
2.7 mg in Supplement-Free Eyes Achieved Similar BCVA Contrasted to Anti-VEGF + Anti-IL-6 Dosed Monthly

BCVA: VERONA results superimposed on BARDENAS Phase 2 Trial of anti-IL6 (vamikibart)



15
10
5
0
-5
BCVA mean change from baseline, ETDRS letters
BARDENAS: Q4W dosing
VERONA
Single DURAVYU dose + aflibercept 2 mg on Day 1
VERONA Study End
Day 1
Wk 4
Wk 8
Wk 12
Wk 16
Wk 20
Wk 24

Comparable VA with:

Two Injections	Twelve Injections
DURAVYU 2.7 mg single dose + aflibercept 2 mg single dose in VERONA	Vamikibart 1.0 mg Q4W + ranibizumab 0.5 mg Q4W in BARDENAS

BARDENAS
- Vamikibart 1.0 mg + ranibizumab 0.5 mg Q4W
- Ranibizumab 0.5 mg Q4W

VERONA (Supplemental-free subgroup)
- DURAVYU 2.7 mg, single dose (n=7/11)

BARDENAS Phase 2 clinical trial results adapted from Roche's Pharma Day presentation, September 22, 2025 [Available Online]. Data depicted represent adjusted mean change from baseline in BCVA with 95% confidence intervals. Data points are slightly offset to distinguish error bars. Primary endpoint at Week 44/48, averaged. In VERONA, supplement-free is defined as patients who did not receive a supplement at any point during the study. BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study; Q4W, every 4 weeks; VA, visual acuity; Wk, week. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file.

EYEPOINT

© 2025 EyePoint. All Rights Reserved.

19

DURAVYU in DME:

Dose-Dependent Reduction in Macular Leakage Area with a Single DURAVYU Injection

Macular leakage is a biomarker of vascular stability in DME

Vascular Leakage Area Change from Baseline to Week 24[a]



DURAVYU 1.3 mg
n = 10
DURAVYU 2.7 mg
n = 11
Aflibercept 2.0 mg
n = 6
0
-1
-2
-3
-4
Mean change from baseline to Week 24, mm²
-2.02 mm²
-3.14mm²
-0.66 mm²

Case: DURAVYU 2.7 mg Treatment



Baseline
Week 24

Marked reduction in leakage area at Week 24 after a single DURAVYU 2.7 mg dose and no supplementation

aChange from baseline in vascular leakage (mm2) in the macula and in the total retinal area. Full analysis set. DME, diabetic macular edema.
VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file.

© 2025 EyePoint. All Rights Reserved.

EYEPOINT

20

DURAVYU in DME: Continued Drying at Week 24 with Improved BCVA After a Single DURAVYU 2.7 mg Dose and No Supplementation Patient responded more favorably to DURAVYU than VABYSMO BCVA, best-corrected visual acuity; CST, central subfield thickness; D, day; VA, visual acuity; VEGF, vascular endothelial growth factor. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file. Week 4 BCVA: 74 letters CST: 360 µm Week 16 BCVA: 80 letters CST: 316 µm Week 24 BCVA: 80 letters CST: 334 µm Anti-VEGF Injections Before and After Treatment Aflibercept + DURAVYU 2.7 mg Months Washout Day 1 2 1 4 5 6 3 -1 -3 -2 -5 -4 -7 -6 -8 -10 -9 -12 -11 Bevacizumab No injection Supplemental injection Faricimab Last Visit Aflibercept + DURAVYU Patient presented with fluid at Screening and Day 1 Fluid dried after a single dose of DURAVYU Vision improved by +8 letters Screening (D−14) BCVA: 72 letters CST: 336 µm DURAVYU Scheduled aflibercept Supplemental aflibercept BCVA: 73 letters CST: 437 µm Day 1

DURAVYU for DME Phase 3 PIVOTAL Plans

DURAVYU in DME: Phase 3 Clinical Program is Designed to Drive Global Regulatory and Commercial Success Demonstrate DURAVYU administered every six months achieves similar visual outcomes to on-label aflibercept while reducing treatment burden Two pivotal, non-inferiority trials ~240 patients per trial Two arms: 2.7mg DURAVYU vs. on-label aflibercept control Treatment experienced and treatment naïve patients Primary Endpoint: difference in mean change in BCVA from Day 1 to Week 52 and 56 (blended) versus aflibercept control Secondary Endpoints: safety, reduction in treatment burden, percent of eyes supplement-free, anatomical stability “COMO” and “CAPRI”: global, randomized, double-masked, aflibercept controlled Objective Design Endpoints

DURAVYU in DME: Identical Phase 3 DME Pivotal Trials to Evaluate Non-inferiority of DURAVYU vs On-label Aflibercept Control Informed by positive Phase 2 VERONA trial Written alignment with the FDA; established regulatory path Leverages existing clinical trial infrastructure from LUGANO/LUCIA High physician enthusiasm already observed Trials are a meaningfully smaller than wet AMD program, enabling efficient execution and path to market Key Elements of Phase 3 Trial Design FPI anticipated Q1 2026 Measured, thoughtful approach to Phase 3 preparation “COMO” & “CAPRI”

DURAVYU in DME:
Phase 3 Pivotal Trials: Designed to Evaluate Non-Inferiority of DURAVYU vs On-Label Aflibercept Control


Primary endpoint
Average of W52 & W56
R1:1
DURAVYU dosing
DURAVYU dosing
DURAVYU dosing
D1
W4
W8
W12
W16a
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60 to W68
W72
W76 to W84
W88 EOS
DURAVYU 2.7 mg
Aflibercept 2 mg
Supplemental anti-VEGF per prespecified criteria (all arms)1
DURAVYU dosing + aflibercept
DURAVYU dosing
Sham injection for masking
Continued sham or aflibercept q8W
Aflibercept + sham injection for masking
Scheduled aflibercept
Scheduled visit

DURAVYU dosing consists of 2 inserts delivered in a single injection. 1. Criteria for supplemental injection assessed starting after Week 16 and at every subsequent visit.
D, day; **DME**, diabetic macular edema; **EOS**, end of study; **q8W**, every 8 weeks; R, randomization; **W**, week.

© 2025 EyePoint. All Rights Reserved.

EYEPOINT

25

DURAVYU™: The Only TKI in Development for DME Dual anti-VEGF and anti-IL-6 inhibition alleviates both vascular leakage and inflammation in retinal vascular disease Vorolanib features a novel, multi-MOA inhibition of both VEGF and IL-6, enabling a potential synergistic approach to treating DME Positive results from the Phase 2 VERONA trial showed early and sustained improvements in vision and anatomy underscoring the potential clinical utility of vorolanib’s multi-MOA Following a positive End-of-Phase 2 meeting with the FDA, initiation of Phase 3 pivotal trials in DME expected in Q1 2026 Efficient Phase 3 program consists of two pivotal non-inferiority trials (n=~240 patients per trial) evaluating 2.7mg DURAVYU vs. on label aflibercept

Investor Presentation October 2025